Prudential Global Total Return Fund, Inc.
(the “Fund”)

Supplement dated September 23, 2016 to the Currently Effective Statement of Additional Information

Effective as of October 1, 2016, the Fund’s Manager, Prudential Investments LLC (PI), has agreed to contractually reduce its management fee rate. To reflect this change, effective as of October 1, 2016, the management fee rate appearing for PI in Part I of the Statement of Additional Information is hereby deleted, and the following new management fee rate is substituted:

0.50% on average daily net assets up to $2 billion;
0.485% on average daily net assets over $2 billion.

Concurrent with the changes above, PI and PGIM, Inc., the Fund’s subadviser, have agreed to contractually amend the subadvisory fee rate applicable to PGIM, Inc. To reflect this change, effective as of October 1, 2016, the subadvisory fee rate in Part I of the Statement of Additional Information is hereby deleted, and the following new subadvisory fee rate is substituted:

0.275% on average daily net assets up to $2 billion;
0.235% on average daily net assets over $2 billion.

LR898